SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : August 27, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S6)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-17                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee. On August 27, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 27, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  August 30, 2001            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 27, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 27, 2001

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               August 27, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      74,547,536.00      63,406,251.39    3,872,442.47     242,661.01     4,115,103.48       0.00        0.00      59,533,808.92
P               100.00             100.00            0.00      28,511.45        28,511.45       0.00        0.00             100.00
IIA1     99,912,229.00      88,614,663.79    3,062,397.21     502,149.76     3,564,546.97       0.00        0.00      85,552,266.58
IIP         236,510.36         208,740.47        9,238.06           0.00         9,238.06       0.00        0.00         199,502.41
IIIA1    38,038,667.00      32,337,487.27    2,159,162.47     129,147.84     2,288,310.31       0.00        0.00      30,178,324.80
AR1             100.00               0.00            0.00           0.00             0.00       0.00        0.00               0.00
AR2             100.00               0.00            0.00           0.00             0.00       0.00        0.00               0.00
AR3             100.00               0.00            0.00           0.00             0.00       0.00        0.00               0.00
B1       14,939,278.00      14,939,278.00            0.00      99,959.25        99,959.25       0.00        0.00      14,939,278.00
B2       11,353,858.65      11,353,858.65            0.00      80,699.85        80,699.85       0.00        0.00      11,353,858.65
TOTALS  239,028,479.01     210,860,379.57    9,103,240.21   1,083,129.16    10,186,369.37       0.00        0.00     201,757,139.36

IA2      74,547,536.00      63,406,251.39            0.00     251,638.23       251,638.23       0.00        0.00      59,533,808.92
XII      24,574,026.41      22,266,538.88            0.00     148,443.59       148,443.59       0.00        0.00      21,662,154.72
IIIA2    38,038,667.00      32,337,487.27            0.00     120,371.64       120,371.64       0.00        0.00      30,178,324.80
XB1       1,960,780.24       1,960,780.24            0.00      13,071.87        13,071.87       0.00        0.00       1,960,780.24
XB2         734,661.43         734,661.44            0.00       5,203.85         5,203.85       0.00        0.00         734,661.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1       22540AG44     850.54791603    51.94594856        3.25511778      55.20106634         798.60196747      IA1     4.592500 %
P         22540AJ25   1,000.00000000     0.00000000            ######           ######       1,000.00000000       P      9.394899 %
IIA1      22540AG93     886.92510093    30.65087468        5.02590889      35.67678357         856.27422625     IIA1     6.800000 %
IIP       22540AH35     882.58488973    39.05985345        0.00000000      39.05985345         843.52503628      IIP     0.000000 %
IIIA1     22540AH43     850.12146377    56.76230637        3.39517260      60.15747897         793.35915741     IIIA1    4.792500 %
AR1       22540AG69       0.00000000     0.00000000        0.00000000       0.00000000           0.00000000      AR1     9.394899 %
AR2       22540AG77       0.00000000     0.00000000        0.00000000       0.00000000           0.00000000      AR2     9.394899 %
AR3       22540AG85       0.00000000     0.00000000        0.00000000       0.00000000           0.00000000      AR3     9.394899 %
B1        22540AH68   1,000.00000000     0.00000000        6.69103621       6.69103621       1,000.00000000      B1      8.029243 %
B2        22540AH84   1,000.00000000     0.00000000        7.10770254       7.10770254       1,000.00000000      B2      8.529243 %
TOTALS                  882.15588554    38.08433308        4.53138122      42.61571430         844.07155246

IA2       22540AG51     850.54791603     0.00000000        3.37554054       3.37554054         798.60196747      IA2     4.762399 %
XII       22540AH27     906.10055139     0.00000000        6.04067024       6.04067024         881.50612189      XII     8.000000 %
IIIA2     22540AH50     850.12146377     0.00000000        3.16445474       3.16445474         793.35915741     IIIA2    4.466827 %
XB1       22540AH76   1,000.00000000     0.00000000        6.66666755       6.66666755       1,000.00000000      XB1     8.000000 %
XB2       22540AH92   1,000.00001361     0.00000000        7.08333089       7.08333089       1,000.00001361      XB2     8.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               August 27, 2001



Sec. 4.06(i) Scheduled Principal
                Group 1 Scheduled Principal                           70,080.43
                Group 2 Scheduled Principal                          121,855.53
                Group 3 Scheduled Principal                           40,374.69

             Principal Prepayments
                Group 1 Principal Prepayments                      3,714,310.71
                Group 2 Principal Prepayments                      2,758,224.60
                Group 3 Principal Prepayments                      1,989,244.11

             Curtailment
                Group 1 Curtailment                                   87,785.67
                Group 2 Curtailment                                  190,904.05
                Group 3 Curtailment                                  129,507.48

             Liquidation Proceeds
                Group 1 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00

             Gross Interest
                Group 1 Gross Interest                               734,832.31
                Group 2 Gross Interest                             1,024,323.32
                Group 2 Gross Interest                               370,326.33


Sec. 4.06(ii) Class Unpaid Interest Shortfall
                Class IA1 Unpaid Interest Shortfall                      0.00
                Class IIA1 Unpaid Interest Shortfall                     0.00
                Class XII Unpaid Interest Shortfall                      0.00
                Class IIIA1 Unpaid Interest Shortfall                    0.00
                Class IIIA2 Unpaid Interest Shortfall                    0.00
                Class AR1 Unpaid Interest Shortfall                      0.00
                Class AR2 Unpaid Interest Shortfall                      0.00
                Class AR3 Unpaid Interest Shortfall                      0.00
                Class B1 Unpaid Interest Shortfall                       0.00
                Class XB1 Unpaid Interest Shortfall                      0.00
                Class B2 Unpaid Interest Shortfall                       0.00
                Class XB2 Unpaid Interest Shortfall                      0.00

Sec. 4.06(v) Beginning Collateral Balance
                Group 1 Beginning Collateral Balance             72,620,141.71
                Group 2 Beginning Collateral Balance            101,201,341.42
                Group 3 Beginning Collateral Balance             37,038,896.51

Sec. 4.06(v) Ending Collateral Balance
                Group 1 Ending Collateral Balance                68,747,699.24
                Group 2 Ending Collateral Balance                98,129,706.15
                Group 3 Ending Collateral Balance                34,879,734.04

Sec. 4.06(vi) Senior Percentage
                Group1 Senior Percentage                               87.31%
                Group2 Senior Percentage                               87.56%
                Group3 Senior Percentage                               87.31%

                Subordinate Percentage
                Group1 Subordindate Percentage                          12.69%
                Group2 Subordinate Percentage                           12.44%
                Group3 Subordinate Percentage                           12.59%

Sec. 4.06(vii) Servicing Fees
                Group1 Servicing Fee                                 39,815.48
                Group2 Servicing Fee                                 75,704.08
                Group3 Servicing Fee                                 16,307.41

Sec. 4.06(ix) Advances
                Group1 Advances                                         0.00
                Group2 Advances                                         0.00
                Group3 Advances                                         0.00


                                      -7-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               August 27, 2001



Sec. 4.06(x)

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

Group 1
        Category        Number      Principal Balance      Percentage
        1 Month           0                  0.00            0.00 %
        2 Month           0                  0.00            0.00 %
        3 Month           0                  0.00            0.00 %
        Total             0                  0.00            0.00 %


Group 2
        Category        Number      Principal Balance      Percentage
        1 Month          11          1,268,358.17            1.29 %
        2 Month           2             84,733.71            0.09 %
        3 Month           8            696,738.11            0.71 %
        Total            21          2,049,829.99            2.09 %

Group 3
        Category        Number      Principal Balance     Percentage
        1 Month          47          1,643,777.77            4.71 %
        2 Month          29            856,339.70            2.46 %
        3 Month          13            706,012.13            2.02 %
         Total           89          3,206,129.60            9.19 %


Group Totals
        1 Month          58          2,912,135.94            1.44 %
        2 Month          31            941,073.41            0.47 %
        3 Month          21          1,402,750.24            0.70 %
         Total          110          5,255,959.59            2.61 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
               11                304,762.98        0.31 %


        Group 3
                Number      Principal Balance    Percentage
               11                304,762.98        0.87 %

        Group Totals
                Number      Principal Balance    Percentage
               22                609,525.96        0.30 %


Sec. 4.06(xii) Number and Aggregate Principal Amounts of REO Loans


        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 3
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group Totals
                Number      Principal Balance    Percentage
                0               0.00               0.00%

                                      -8-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               August 27, 2001



Sec. 4.06(xiv) Senior Prepayment Percentage
                Group I Senior Prepayment Percentage            100 %
                Group II Senior Prepayment Percentage           100 %
                Group III Senior Prepayment Percentage          100 %

Sec. 4.06(xv) Subordinate Prepayment Percentage
                Group I Subordinate Prepayment Percentage         0 %
                Group II Subordinate Prepayment Percentage        0 %
                Group III Subordinate Prepayment Percentage       0 %


Sec. 4.06(xvi) Current Realized Losses
                Group1 Current Realized Losses                  0.00
                Group2 Current Realized Losses                  0.00
                Group3 Current Realized Losses                  0.00

               Cumulative Realized Losses
                Group1 Cumulative Realized Losses               0.00
                Group2 Cumulative Realized Losses               0.00
                Group3 Cumulative Realized Losses               0.00

Sec. 4.6(xvii) Special Hazard Coverage Amount                    2,017,571.39
Bankruptcy Loss Coverage Amount                                    100,000.00

Trustee Fee                                                          1,757.17
Loss Mitigation Fee                                                  1,707.91
Pool Insurance Fee                                                 366,019.78
Special Hazard Fee                                                  31,629.05
Certificate Insurer Premium                                          3,191.46

Reset Rates for Next Period
1 Month LIBOR (2 Business Days Prior to Current Distribution Date)    3.58000 %
Class IA-1                                                            4.38000 %
Class IIIA-1                                                          4.58000 %

Inverse Floater Pass-Through Rates for Next Period
Class IA-2                                                            4.96450 %
Class IIIA-2                                                          4.70250 %
Class B-1                                                             8.03716 %
Class B-2                                                             8.53716 %

